UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 2, 2002

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

                  0-29788                                          N/A
         (Commission File Number)                           (I.R.S. Employer
                                                          Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

           P.O. Box 2939
Crown House, Third Floor, 4 Par-la-Ville Road                      N/A
          Hamilton HM MX, Bermuda                               (Zip Code)
(Address of Principal Executive Offices)



          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure

     The purpose of this Form 8-K is to file the amended Articles of Association of Scottish Annuity & Life Holdings, Ltd. ("Scottish Annuity Life"), as amended by Special Resolution of the Shareholders of Scottish Annuity & Life at its Annual General Meeting of the Shareholders held on May 2, 2002.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                By:  /s/ Scott E. Willkomm
                                     -------------------------------------------
                                         Scott E. Willkomm
                                         President



Dated:  April 14, 2003




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                                INDEX TO EXHIBITS

Number   Description

3.2 Articles of Association of Scottish Annuity & Life Holdings, Ltd. as amended on May 2, 2002, filed herewith